UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             May 26, 2006

QuickLogic Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-22671	77-0188504
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1277 Orleans Drive, Sunnyvale, CA	94089-1138
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (408) 990-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On a Form 8-K filed on June 1, 2006, QuickLogic Corporation (the “Registrant”) reported the appointment of Mr. Nicholas A. Aretakis to the Board of Directors of the Company.  At such time, the Registrant had not determined whether Mr. Aretakis will serve on any committees of the Board of Directors.  The Company is filing this Amendment on Form 8-K/A to reflect that on July 20, 2006, Mr. Aretakis was appointed to serve on the Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2006
QuickLogic Corporation

/s/Carl M. Mills
Carl M. Mills Vice President of Finance and Chief Financial Officer